Exhibit 10.5

COLLATERAL TRUST JOINDER – ADDITIONAL PARI PASSU OBLIGATIONS
February 1, 2021
Reference is made to the Collateral Trust Agreement dated as of November 20, 2018 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, including, without limitation, as amended by this Collateral Trust Joinder, the “Collateral Trust Agreement”) among HC2 HOLDINGS, INC., a Delaware corporation (the “Issuer”), the grantors from time to time party thereto, U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Indenture (as defined therein prior to the date thereof) and U.S. BANK NATIONAL ASSOCIATION, as collateral trustee (in such capacity, under such Collateral Trust Agreement, including without limitation, as amended by this Collateral Trust Joinder, the “Collateral Trustee”). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as trustee being entitled to the benefits of being additional Pari Passu Debt under the Collateral Trust Agreement.
1.    Joinder. The undersigned, U.S. BANK NATIONAL ASSOCIATION, as trustee (in such capacity, the “New Representative”), under that certain Indenture, dated February 1, 2021, among the Issuer, the guarantors, as defined therein, and the New Representative (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Additional Pari Passu Debt Agreement”), hereby agrees to become party as an Authorized Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
2.    Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Pari Passu Debt for which the undersigned is acting as Authorized Representative pursuant to the Additional Pari Passu Debt Agreement hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Pari Passu Debt, each other existing and future Authorized Representative and each current and future Pari Passu Secured Party and as a condition to being treated as Pari Passu Debt under the Collateral Trust Agreement that:

(a)    as provided by Section 2.2 of the Collateral Trust Agreement, all Pari Passu Obligations will be and are secured equally and ratably by all Pari Passu Liens at any time granted by the Issuer or any other Grantor to secure any Obligations in respect of any Series of Pari Passu Debt, whether or not upon property otherwise constituting collateral for such Series of Pari Passu Debt, and that all such Pari Passu Liens will be enforceable by the Collateral Trustee for the benefit of all Secured Parties equally and ratably; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Pari Passu Debt if the Security Documents in respect thereof prohibit the applicable Authorized Representative from accepting the benefit of a Lien on any particular asset or property or such

Authorized Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset;
(b)    the New Representative and each holder of Obligations in respect of the Series of Pari Passu Debt for which the undersigned is acting as Authorize d Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Pari Passu Liens and the order of application of proceeds from the enforcement of Pari Passu Liens; and
(c)    the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.
3.    Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION,
as the New Representative

By:	/s/ Benjamin J. Krueger
Name:	Benjamin J. Krueger
Title:	Vice President

HC2 Collateral Trust Joinder – Signature Page

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Trustee

By:	/s/ Benjamin J. Krueger
Name:	Benjamin J. Krueger
Title:	Vice President

HC2 Collateral Trust Joinder – Signature Page